4. Income taxes (Details 2) - CNY (¥) ¥ in Thousands	Dec. 31, 2015	Dec. 31, 2014
The components of deferred tax assets are as follows:
Tax losses	¥ 1,159	¥ 1,131
Temporary differences	1	4
Less: Valuation allowances	(958)	(908)
Net deferred tax assets	202	227
ZHEJIANG TIANLAN
The components of deferred tax assets are as follows:
Tax losses	0	0
Allowance for doubtful debts	4,527	4,350
Net deferred tax assets	¥ 4,527	¥ 4,350